UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2009 (May 19, 2009)
Wyndham Worldwide Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-32876	20-0052541
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

22 Sylvan Way
Parsippany, NJ		07054
(Address of principal		(Zip Code)
executive office)
Registrant’s telephone number, including area code: (973) 753-6000
None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 13, 2009, Wyndham Worldwide Corporation (“Wyndham Worldwide”) entered into two underwriting agreements (each, an “Underwriting Agreement”) for the issuance of (i) $250 million aggregate principal amount of 9.875% senior unsecured notes due 2014 (the “Senior Notes”),with Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc., Citi Global Markets Inc. and Deutsche Bank Securities Inc. and the several underwriters named therein, and (ii) $230 million aggregate principal amount of convertible notes due 2012 (the “Convertible Notes,” and together with the Senior Notes, the “Notes”), with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc., Citi Global Markets Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. and the several underwriters named therein. Wyndham Worldwide issued the Senior Notes on May 18, 2009 and the Convertible Notes on May 19, 2009 pursuant to its effective shelf registration statement on Form S-3 (File No. 333-155676), as filed with the Securities and Exchange Commission on November 25, 2008 (the “Registration Statement”). The terms of the Notes are governed by an indenture, dated November 20, 2008 between Wyndham Worldwide and U.S. Bank National Association, as trustee (the “Base Indenture”), and, with respect to the Senior Notes, the first supplemental indenture thereto, dated May 18, 2009 and, with respect to the Convertible Notes, the second supplemental indenture thereto, dated May 19, 2009 (each, together with the Base Indenture, the “Indenture”).
     The Senior Notes bear interest at a rate of 9.875% per year payable semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 2009. The interest rate payable on the Senior Notes is subject to adjustment from time to time if either Moody’s Investor Service or Standard and Poor’s, or, in either case, any substitute rating agency, downgrades (or downgrades and subsequently upgrades) the debt ratings assigned to the Senior Notes. The Senior Notes are redeemable at any time prior to maturity at a redemption price equal to the sum of the principal being redeemed, accrued and unpaid interest and a “make-whole” premium specified in the Senior Notes. If Wyndham Worldwide experiences a change of control, Wyndham Worldwide is required to offer to repurchase the Senior Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase.
     The Convertible Notes bear interest at a rate of 3.50% per year payable semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 2009. The Convertible Notes are not convertible into shares of Wyndham Worldwide common stock or any other securities under any circumstances. Under certain circumstances and during certain periods, the Convertible Notes may be converted into cash at an initial conversion rate of 78.5423 shares of common stock per $1,000 principal amount of Convertible Notes, equivalent to a conversion price of approximately $12.73 per share of Wyndham Worldwide common stock. The conversion price represented a premium of approximately 20% to the closing price of Wyndham Worldwide’s common stock on the New York Stock Exchange on May 13, 2009, the date of pricing.
     Wyndham Worldwide entered into (i) convertible note hedge transactions that are expected to offset its exposure to any cash payments above par value that may be required upon conversion of any Convertible Notes, and (ii) warrant transactions, which Wyndham Worldwide will have the option to settle in net shares or cash (the “Warrants”). The exercise price of the Warrants (approximately $20.16 per share) represented a premium of approximately 90% to the closing price of Wyndham Worldwide’s common stock on the New York Stock Exchange on May 13, 2009, the date of pricing.
     The Indentures contain customary provisions for events of default including for failure to pay principal or interest when due and payable, failure to comply with covenants or agreements in the Indentures or the Notes and failure to cure or obtain a waiver of such default upon notice, a default under other debt of Wyndham Worldwide or certain of its subsidiaries such that at least $50 million aggregate principal amount of indebtedness is accelerated which acceleration has not been rescinded or annulled within 30 days of notice, and events of bankruptcy, insolvency or reorganization affecting Wyndham Worldwide and certain of its subsidiaries. In the case of an event of default, the principal amount of the Notes plus accrued and unpaid interest may be accelerated.
     The description of the Notes and the Indentures in this report are summaries and are qualified in their entirety by the terms of the Indentures and the forms of the Notes included therein. The Base Indenture was filed with the SEC as Exhibit 4.2 to the Registration Statement. The Underwriting Agreements, first and second supplemental indentures, the forms of Senior Notes and Convertible Notes, and each hedge and warrant transaction agreement are filed as exhibits hereto and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 with respect to Wyndham Worldwide’s issuance of Senior Notes and Convertible Notes is incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
     The information provided in Item 1.01 with respect to Wyndham Worldwide’s issuance of Warrants is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2009, with respect to the Senior Notes.

1.2	Underwriting Agreement, dated May 13, 2009, with respect to the Convertible Notes.

4.1	First Supplemental Indenture, dated May 18, 2009, between Wyndham Worldwide Corporation and U.S. Bank National Association, as Trustee.

4.2	Form of Senior Notes (included in Exhibit 4.1).

4.3	Second Supplemental Indenture, dated May 19, 2009, between Wyndham Worldwide Corporation and U.S. Bank National Association, as Trustee.

4.4	Form of Convertible Notes (included in Exhibit 4.3).

10.1	Bond Hedge, dated May 13, 2009, between Wyndham Worldwide and Credit Suisse Capital LLC.

10.2	Warrant, dated May 13, 2009, between Wyndham Worldwide and Credit Suisse Capital LLC.

10.3	Warrant Amendment, dated May 14, 2009, between Wyndham Worldwide and Credit Suisse Capital LLC.

10.4	Bond Hedge, dated May 13, 2009, between Wyndham Worldwide and JPMorgan Chase Bank, National Association, London Branch.

10.5	Warrant, dated May 13, 2009, between Wyndham Worldwide and JPMorgan Chase Bank, National Association, London Branch.

10.6	Warrant Amendment, dated May 14, 2009, between Wyndham Worldwide and JPMorgan Chase Bank, National Association, London Branch.

10.7	Bond Hedge, dated May 13, 2009, between Wyndham Worldwide and Citibank, N.A.

10.8	Warrant, dated May 13, 2009, between Wyndham Worldwide and Citibank, N.A.

10.9	Warrant Amendment, dated May 14, 2009, between Wyndham Worldwide and Citibank, N.A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: May 19, 2009	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 19, 2009
EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2009, with respect to the Senior Notes.

1.2	Underwriting Agreement, dated May 13, 2009, with respect to the Convertible Notes.

4.1	First Supplemental Indenture, dated May 18, 2009, between Wyndham Worldwide Corporation and U.S. Bank National Association, as Trustee.

4.2	Form of Senior Notes (included in Exhibit 4.1).

4.3	Second Supplemental Indenture, dated May 19, 2009, between Wyndham Worldwide Corporation and U.S. Bank National Association, as Trustee.

4.4	Form of Convertible Notes (included in Exhibit 4.3).

10.1	Bond Hedge, dated May 13, 2009, between Wyndham Worldwide and Credit Suisse Capital LLC.

10.2	Warrant, dated May 13, 2009, between Wyndham Worldwide and Credit Suisse Capital LLC.

10.3	Warrant Amendment, dated May 14, 2009, between Wyndham Worldwide and Credit Suisse Capital LLC.

10.4	Bond Hedge, dated May 13, 2009, between Wyndham Worldwide and JPMorgan Chase Bank, National Association, London Branch.

10.5	Warrant, dated May 13, 2009, between Wyndham Worldwide and JPMorgan Chase Bank, National Association, London Branch.

10.6	Warrant Amendment, dated May 14, 2009, between Wyndham Worldwide and JPMorgan Chase Bank, National Association, London Branch.

10.7	Bond Hedge, dated May 13, 2009, between Wyndham Worldwide and Citibank, N.A.

10.8	Warrant, dated May 13, 2009, between Wyndham Worldwide and Citibank, N.A.

10.9	Warrant Amendment, dated May 14, 2009, between Wyndham Worldwide and Citibank, N.A.